UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 10, 2009

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On July 10, 2009, PriceSmart, Inc. issued a press release regarding its results of operations for its third quarter ended May 31, 2009.  A copy of the press release is furnished herewith as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated July 10, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2009	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated July 10, 2009.

PriceSmart Announces Third Quarter Results of Operations

San Diego, CA (July 10, 2009) – PriceSmart, Inc. (NASDAQ: PSMT, www.pricesmart.com) today announced its results of operations for the third quarter of fiscal year 2009 which ended on May 31, 2009.

For the third quarter of fiscal year 2009, net warehouse sales increased 7.8% to $299.6 million from $278.0 million in the third quarter of fiscal year 2008.  Total revenue for the third quarter was $306.5 million compared to $283.7 million in the prior year.  The Company had 26 warehouse clubs in operation as of May 2009, compared to 25 warehouse clubs in 2008.

The Company recorded operating income in the quarter of $13.2 million, compared to operating income of $14.6 million in the prior year.  Net income was $8.7 million, or $0.30 per diluted share, in the third quarter of fiscal 2009, compared to $10.6 million, or $0.36 per diluted share, in the third quarter of fiscal 2008.  The third quarter of fiscal year 2008 included an expense reversal of $2.0 million resulting in a gain to operating income and net income of $2.0 million related to the reduction in fair value of put rights associated with the previously disclosed PSC Settlement.

For the first nine months of fiscal year 2009, net warehouse club sales increased 14.2% to $926.3 million from $811.4 million in the first nine months of fiscal year 2008.  Total revenues for the first nine months of the fiscal year increased 14.3% to $946.5 million from $827.9 million in the same period of the prior year.  For the first nine months of fiscal year 2009, the Company recorded operating income of $45.6 million and net income of $32.1 million, or $1.10 per diluted share.  During the same nine month period in fiscal year 2008, the Company recorded operating income of $35.5 million and net income of $26.8 million, or $0.91 per share.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Central America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 26 warehouse clubs in 11 countries and one U.S. territory (five in Costa Rica, four in Panama, three each in Guatemala and Trinidad, two each in Dominican Republic, El Salvador and Honduras; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters. These forward-looking statements include, but are not limited to, statements containing the words "expect," "believe," "will," "may," "should," "project," "estimate," "scheduled," and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company’s financial performance is dependent on international operations which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect the Company’s business; the Company faces significant competition; the Company faces difficulties in the shipment of and inherent risks in the importation of merchandise to its warehouse clubs; the Company is exposed to weather and other risks associated with international operations; declines in the economies of the countries in which the Company operates its warehouse clubs would harm its business; a few of the Company's stockholders own nearly one-half of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company’s business; the Company is subject to volatility in foreign currency exchange; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; a determination that the Company's long-lived or intangible assets have been impaired could adversely affect the Company's future results of operations and financial position; and the Company faces increased compliance risks associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; as well as the other risks detailed in the Company's SEC reports, including the Company's Annual Report on Form 10-K filed pursuant to the Securities Exchange Act of 1934 on November 12, 2008. We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact Robert E. Price, Chief Executive Officer (858) 551-2336; or John M. Heffner, Executive Vice President and Chief Financial Officer (858) 404-8826.

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED—AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended May 31,		Nine Months Ended May 31,
	2009	2008	2009	2008
Revenues:
Net warehouse club sales	$299,571	$277,979	$926,329	$811,382
Export	1,038	385	2,779	1,092
Membership income	4,518	4,094	13,268	11,811
Other income	1,417	1,207	4,169	3,628
Total revenues	306,544	283,665	946,545	827,913
Operating expenses:
Cost of goods sold:
Net warehouse club	255,854	236,074	790,273	689,918
Export	968	364	2,629	1,034
Selling, general and administrative:
Warehouse club operations	28,197	26,495	84,025	75,749
General and administrative	7,989	7,455	23,341	22,625
Preopening expenses	344	9	443	996
Asset impairment and closure costs (income)	(48)	670	216	703
Provision for settlement of litigation, including changes in fair market value of put agreement	—	(2,042)	—	1,344
Total operating expenses	293,304	269,025	900,927	792,369
Operating income	13,240	14,640	45,618	35,544
Other income (expense):
Interest income	76	254	317	1,013
Interest expense	(685)	(437)	(1,875)	(950)
Other income (expense), net	26	(131)	(36)	(209)
Total other income (expense)	(583)	(314)	(1,594)	(146)
Income from continuing operations before provision for income taxes, loss of unconsolidated affiliates and minority interest	12,657	14,326	44,024	35,398
Provision for income taxes	(3,960)	(3,675)	(11,697)	(8,286)
Loss of unconsolidated affiliates	(8)	—	(20)	—
Minority interest	(61)	(76)	(211)	(368)
Income from continuing operations	8,628	10,575	32,096	26,744
Income (loss) from discontinued operations, net of tax	55	26	(27)	71
Net income	$8,683	$10,601	$32,069	$26,815
Basic income per share:
Continuing operations	$0.30	$0.37	$1.11	$0.93
Discontinued operations, net of tax	$—	$—	$—	$—
Net income	$0.30	$0.37	$1.11	$0.93
Diluted income per share:
Continuing operations	$0.30	$0.36	$1.10	$0.91
Discontinued operations, net of tax	$—	$—	$—	$—
Net income	$0.30	$0.36	$1.10	$0.91
Shares used in per share computations:
Basic	29,010	28,914	28,929	28,848
Diluted	29,202	29,224	29,164	29,316
Dividends per share	$—	$—	$0.50	$0.32

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED—AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	May 31, 2009	August 31, 2008
ASSETS
Current Assets:
Cash and cash equivalents	$39,035	$48,121
Short-term restricted cash	10	536
Receivables, net of allowance for doubtful accounts of $13 and $11 in May 2009 and August 2008, respectively	4,292	2,455
Merchandise inventories	112,990	113,894
Deferred tax asset – current	2,534	2,179
Prepaid expenses and other current assets	18,572	16,669
Notes receivable – short-term	—	2,104
Assets of discontinued operations	1,157	1,247
Total current assets	178,590	187,205
Long-term restricted cash	590	673
Property and equipment, net	225,423	199,576
Goodwill	37,741	39,248
Deferred tax assets – long-term	20,102	21,198
Other assets	3,796	3,512
Investment in unconsolidated affiliates	7,607	—
Total Assets	$473,849	$451,412
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term borrowings	5,795	3,473
Accounts payable	92,010	96,120
Accrued salaries and benefits	8,444	8,271
Deferred membership income	8,484	7,764
Income taxes payable	6,225	3,695
Common stock subject to put agreement	—	161
Other accrued expenses	11,409	11,877
Dividend payable	7,411	4,744
Long-term debt, current portion	3,608	2,737
Deferred tax liability – current	198	486
Liabilities of discontinued operations	291	277
Total current liabilities	143,875	139,605
Deferred tax liability – long-term	1,360	2,339
Long-term portion of deferred rent	2,832	2,412
Accrued closure costs	3,558	3,489
Long-term income taxes payable, net of current portion	3,403	5,553
Long-term debt, net of current portion	28,919	23,028
Total liabilities	183,947	176,426
Minority interest	700	480
Stockholders’ Equity:
Common stock, $0.0001 par value, 45,000,000 shares authorized; 30,314,588 and 30,195,788 shares issued, respectively, and 29,659,517 and 29,615,226 shares outstanding (net of treasury shares), respectively	3	3
Additional paid-in capital	376,043	373,192
Tax benefit from stock-based compensation	4,388	4,563
Accumulated other comprehensive loss	(16,870)	(12,897)
Accumulated deficit	(60,244)	(77,510)
Less: treasury stock at cost; 655,071 shares as of May 31, 2009 and 580,562 shares as of August 31, 2008	(14,118)	(12,845)
Total stockholders’ equity	289,202	274,506
Total Liabilities and Stockholders’ Equity	$473,849	$451,412